Exhibit 99.1

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Bancshares of Florida, Inc.

Investor Presentation

Financial Data at 12.31.05
Valuation Data at  2.28.06

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

1

Table of Contents

Title	Slide

Front Cover	1
Index	2
Disclosure	3
Mission Statement	4
Target Client Demographics	5
Serving the Right Markets	6
Company Management	7
Attracting New Talent	8
Company Profile	9
Shareholder Profile	10
BOFL Issuances and Value Creation	11
Organizational Structure	12-13
Centralized Strengths of Holding Company	14
Strength of Our Boards	15
Stacking Up Against The Competition	16
Growth in Assets	17
Growth in Loans	18
Loan Mix and Asset Quality	19
Growth in Deposits	20
Deposit Mix and Funding	21
BOFTC – Portfolio Key Statistics	22
BOFTC - Client Base	23
Growth in Trust Assets Under Advice	24
Growth in Top-Line Revenue	25
Quarterly Net Interest Margin	26
Net Income Trend	27
Stock Performance versus Indices	28
Valuation Comparison – Florida Peers	29
Nationwide Valuation -- High Growth Peers	30
Q & A	31

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

2

Disclosure

This presentation includes numerous estimates and assumptions. Actual results will vary from the information presented herein and such results may be negative and adverse. This information is presented for discussion purposes only.

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

3

Mission Statement

To be the “Bank of Choice” for businesses, professionals and individuals with a desire for relationship-driven financial solutions.

•	Targeting the fastest growing markets in South Florida

•	Independent community banks with local Boards of Directors and separate charters

•	Full-service commercial banking delivered in a private banking environment with limited branching

•	Corporate focus on core deposit growth

•	Primary focus is lending on commercial real estate properties in the $1 million to $10 million size range, with expanding emphasis on C& I lending

•	State-of-the-art products and services, especially cash management

•	Integrated wealth management strategy through Bank of Florida Trust Company

•	Motivated staff of experienced banking professionals

•	Goal to achieve $1 billion in assets within two years, excluding acquisitions

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

4

Target Client Demographics

•	Business owners

•	Entrepreneurs

•	Executives

•	Professionals (doctors, attorneys, accountants)

•	Professional associations

•	Businesses

•	Wealthy families and individuals

•	Foundations and estates

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

5

Serving The Right Markets

[GRAPHIC APPEARS HERE]

Market	Total Market Deposits

Southwest Florida	$19.7 billion
Fort Lauderdale	$33.4 billion
Tampa Bay	$35.2 billion
Palm Beach County	$34.4 billion
Miami-Dade County (Deposits in Area Served)	$35.1 billion
Total Deposits	$157.8 billion

Bank of Florida markets hold nearly 50% of Florida’s total deposits

6

Company Management

	Years with BOFL	Years Banking Experience	Prior Affiliations

Michael L. McMullan	7	29	Bank of America, NationsBank
President and Chief Executive Officer
Martin P. Mahan	4	28	Huntington Bancshares,
EVP - Chief Operating Officer			Barnett Bank
Tracy L. Keegan	1/1/06	20	The Bankers Bank of Georgia,
EVP - Chief Financial Officer			The Prudential Bank and Trust Co.
Craig D. Sherman	7	23	NationsBank, SouthTrust
EVP - Chief Lending Officer			National Bank of Lee County
John B. James	6	36	Bank of America, NationsBank,
EVP - Director of Corporate Risk Management			C& S Banks
John S. Chaperon	4	35	Gateway American Bank,
EVP - Credit Administration			Union Bank of Florida
Daniel W. Taylor	2	36	eIBB (data imaging), TIBB Bank
EVP - Director Operations and Technology			of the Keys, First Florida Bank, Inc.

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

7

Attracting Talent

Recent Hires	Potential New Talent

James L. Goehler	Chief Deposit Officer /
EVP –Chief Administration Officer and	Cash Management Executive
President and CEO, Bank of Florida Southwest

Scott Kellett	Pinellas County Lift Out
President, The Private Bank West Coast,
Bank of Florida Trust Company

Gary Fuccillo
EVP –C & I Banking

Tom Lane
SVP – Mortgage and Retail Lending

Maureen Coleman
SVP – Credit Administration

Gloria Branch
SVP – Business Development, Boca Raton

Grace LaRocca
VP –Commercial Banking, Boca Raton

Lucy Ogburn
VP –Commercial Lending, Tampa Bay

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

8

Company Profile

	Opened	As of December 31, 2005

Dollars in 000s
Assets
Bank of Florida, Southwest (Naples)*	August 1999	$ 304,000
Bank of Florida, Fort Lauderdale*	July 2002	$ 212,000
Bank of Florida, Tampa Bay	November 2004	$ 68,000
Consolidated		$ 570,000

Assets Under Advice
Bank of Florida Trust Company	August 2000	$ 390,000
*In-Market Expansion (Assets):

Bank of Florida in Palm Beach	October 2004	$ 28,000
Coral Ridge Branch (Ft. Lauderdale)	November 2004	$ 33,000
Bonita Springs Branch (Naples)	Planned Mar. ‘06
Aventura Branch (Ft. Lauderdale)	Planned 2Q ‘06

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

9

2.28.06 or most recent data available In 000s, except number of shareholders and share price
Shareholder Profile

	Number of Shares	Dollars (000s)	% Shares Outstanding	# of Shareholders

Number of Shares Outstanding	5,943	$129,256		1,895

Institutional Shares Held Per
13F Filings (incl. one 5%+ holder)	1,327	$28,865	22.3%	20

Insider Shares Held (no 5%+ holders) *	1,151	$25,045	20.0%	19

Common Stock Issuance History
August 1999 ($10 per share)	1,165	$11,651
July 2002 ($10 per share)	914	$9,140
February 2003 (IPO $10 per share)	1,000	$10,000
July 2004 (Secondary $12.50 per share)	1,725	$21,563
April 2005 (PIPE $15.00 per share)	915	$13,725
May 2005 Conversion of Preferred Stock to Common ($15.78 per share)	165	$2,475
Stock Option Exercises	59	$733

Total Shares and Gross Proceeds	5,943	$69,286

BOFL Price at 2.28.06		$22.00

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

10

BOFL Issuances and Market Value Creation

Total Market Value Creation = $61.4 million

[CHART APPEARS HERE]

As of 2.28.06

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

11

Organizational Structure

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

12

Organizational Structure (cont’d.)

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

13

Centralized Strengths of Holding Company

Leveraging Our Strengths

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

14

Strength of Our Boards of Directors

Bancshares of Florida, Inc. Earl Frye, Chairman

	Donald Barber		Martin Mahan
	Joe Cox		Michael McMullan
	Wayne Huizenga, Jr.		Michael Putziger
	John James		Richard Rochon
	Lavonne Johnson		Ray Rodriguez
	Edward Kaloust		Terry Stiles
Harry Moon, M.D.

Bank of Florida	Bank of Florida	Bank of Florida	Bank of Florida	Bank of Florida
Trust Company	Southwest	Fort Lauderdale	Tampa Bay	in Palm Beach County
Joe Cox, Chairman	Donald Barber, Chairman	Harry Moon, M.D., Chairman	Edward Kaloust., Chairman	Richard Rochon., Chairman
Julie Husler	Russell Budd	Charles Cross, Jr.	Douglas Bradford	Jan Carlsson
John James	Thomas Cook	Jorge Garcia	Hon. Sam Gibbons	Charles Cross, Jr.
Ed Kaloust	Joe Cox	Linda Gill	Roy Hellwege	P. Rodney Cunningham
Doug Kniskern	James Guerra, M.D.	Keith Koenig	H. Wingfield Hughes	Timothy Devlin
Harry Moon, M.D.	Stanley Hole	Mark Manitz	Michael McMullan	Jorge Garcia
Steven Shelton	John James	Martin Mahan	R. Searing Merrill	Charles Krauser
Martin Wasmer	Lavonne Johnson	Mark McCormick	Mary Ann Reilly	Thomas Laird
George Wilson, Esq.	Edward Morton	Thomas Miller	David Shear	Martin Mahan
	Michael Putziger	Kaye Pearson	Robert Shuck	Betty Masi
	Polly Rogers	Ray Rodriguez	Holly Tomlin	Howard McCall, Jr.
	Craig Timmins	Steven Shelton		William McKay
	Bernard Turner	Terry Stiles		Robert Sheetz
Martin Wasmer

All invested at a low basis and continue to buy

All participate in business development campaigns

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

15

Stacking Up Against the Competition

Bancshares of Florida and its affiliates reach the most underserved and the most profitable segment of banking customers

	The Competition		Bancshares of Florida

•	Big Banks:	•	Separate charters allow:
	Internal focus		Local boards of directors
	Merger Mania		Client access to bank executives
	Commoditized delivery		Local decision making
Customized products
•	Small Banks:		High-touch delivery
	Limited lending capacity		Access to capital to fuel growth
	Limited capital		Expanded lending capabilities
	Limited product delivery		Quick turnaround times
Community involvement

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

16

Growth in Assets

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

17

Growth in Loans

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

18

Loan Mix and Asset Quality

	Outstandings as of December 31, 2005

	(000s)	Percent

Loan Mix
Commercial Real Estate	$180,000	38%
Real Estate - Construction	142,000	29%
Residential 1-4 Family	65,000	13%
Commercial Loans	37,000	8%
Home Equity/Consumer LOC	26,000	5%
Multi-Family	25,000	5%
Consumer Loans	11,000	2%

Total Loans	$486,000	100%

	Nonperforming Loans/Outstandings	Net Charge-Offs / Avg. Loans

Asset Quality
Bancshares of Florida, Inc. (12.31.05)	0.07%	0.03%
Nationwide High Growth Peer Group	0.07%	0.01%

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

19

Growth in Deposits

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

20

Deposit Mix and Funding Sources

	Average Outstandings

	4Q’05 000s	Percent Mix

		4Q’05	4Q’04

Deposit Mix
Noninterest–Bearing Checking	$87,300	18%	15%
NOW	49,700	10%	7%
Money Market and Savings	161,600	34%	29%

Core Deposits	298,600	62%	51%

Certificates of Deposit – Local	138,000	29%	34%
Certificates of Deposit – National*	42,500	9%	15%

Total Deposits	$479,100	100%	100%

	Outstanding at 12.31.05	Available at 12.31.05

Other Funding Sources
Federal Home Loan Bank – collateral identified	$3,000	$33,800
Federal Home Loan Bank – collateral being identified	0	52,000
Correspondent Banks	0	20,300
Bank Subsidiary Subordinated Debt (Tier II)	11,000	Note	*

Total Other Funding Sources	$14,000	$106,100

* Potential $17.3 million upon regulatory approval (50% Tier I)

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

21

Bank of Florida Trust Company

Portfolio Key Statistics

Assets Under Advice	$390 million

Number of Relationships	91 Total
Naples – 64
Fort Lauderdale – 24
Tampa – 3
450+ individual accounts

Average Relationship (excl largest acct)	$2.8 million

Director / Officer Relationships	26 = $80 million

As of 12.31.05

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

22

Bank of Florida Trust Company

Client Base
(By Dollars of Assets Under Advice)

[CHART APPEARS HERE]

As of 12.31.05

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

23

Growth In Trust Assets Under Advice

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

24

Growth In Top-Line Revenue

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

25

Quarterly Net Interest Margin

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

26

Net Income Trend (Pretax)

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

27

Stock Performance versus Indices

Since our IPO in February 2003,
BOFL has exceeded the major Bank Stock Indices
and the S&P 500 Index

[CHART APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

28

Nationwide Valuation Comparison
High Growth Peers with Similar Business Strategy

	Bancshares of Florida BOFL		United Community Banks UCBI		Western Alliance Bancorp WAL		GB&T Bancshares, Inc. GBTB		American River Bankshares AMRB

Opening Date	1999		1988	(i)	1994	(ii)	1988	(iii)	1985	(iv)
Years to Reach:
$100 Million in Assets	3		NM		2		6		12
$500 Million in Assets	6		7		7		12		19
$1 Billion in Assets	N/A		9		9		16		N/A
Assets as of 12/31/2005	$570	M	$5.9	B	$2.9B		$1.6B		$612	M
5-Year CAGR
Assets	63%		18%		45%		25%		17%
Loans	71%		20%		41%		26%		13%
Deposits	65%		18%		42%		24%		16%
Top-Line Revenue	76%
Asset Quality
NP Loans/Loans Outs
Net Chg-Offs/ Avg	0.07%		0.29%		0.01%		0.54%		0.02%
Loans	0.03%		0.14%		0.02%		0.47%		0.04%
Total Price Return
5 Year	N/A		334.60%		N/A		47.41%		267.74%
3 Year	118%		77.59%		N/A		47.39%		112.38%
1 Year	37%		11.04%		N/A		-8.84%		31.09%
Market Value	$129	M	$1.1	B	$807	M	$267	M	$153	M
to Book	219%		232%		329%		130%		241%
to Tangible Book	222%		310%		336%		202%		340%

(i) Holding Company formed in 1988: Union County Bank opened in1950
(ii) Holding Company formed in 1996: BankWestof Nevada formed in 1994
(iii) Holding Company formed in 1998: Gainesville Bank & Trust opened in 1988
(iv) Holding Company formed in 1995: American River Bank opened in 1985

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

29

Florida Demographic Analysis

Florida versus Nationwide

	Total Population 2005 (Actual)	Population Change 2000-2005 (%)	Projected Population Change 2005-2010 (%)	Median HH Income 2005 ($)	HH Income Change 2000-2005 (%)	Projected HH Income Change 2005-2010 (%)

Weighted Average: BOFL Florida Franchise		18.59	17.50	53,777.00	19.09	18.01
Weighted Average (Florida)		12.16	12.35	45,531.00	17.22	16.04
Aggregate: National	298,727,898.00	6.15	6.26	49,747.00	17.98	17.36

Weighted Average is calculated as the sum of (Percent of State/National Franchise * demographic item) within each market. Banks, Thrifts, and Savings Banks included (Retail Branches Only)

BOFL has a presence in 4 (soon to be 6) of the top 10 counties in Florida

	County	MSA	Total Deposits 2005 ($000)	Total Population 2005 (Actual)	Population Change 2000-2005 (%)	Projected Population Change 2005-2010 (%)	Median HH Income 2005 ($)

1	Miami-Dade	Miami-Fort Lauderdale-Miami Beach, FL	72,343,930	2,436,838	8.14	8.12	42,538
2	Palm Beach	Miami-Fort Lauderdale-Miami Beach, FL	35,518,323	1,280,122	13.17	13.50	53,549
3	Broward	Miami-Fort Lauderdale-Miami Beach, FL	35,787,595	1,770,007	9.06	7.71	50,010
4	Hillsborough	Tampa-St.Petersburg-Clearwater, FL	25,470,634	1,143,508	14.47	14.39	47,899
5	Orange	Orlando, FL	20,368,669	1,041,491	16.19	16.11	48,338
6	Duval	Jacksonville, FL	26,204,936	863,588	10.88	11.06	47,413
7	Lee	Cape Coral-Fort Myers, FL	10,420,415	539,477	22.36	22.45	46,779
8	Collier	Naples-Marco Island, FL	9,764,833	318,533	26.72	25.50	57,693
9	Pinellas	Tampa-St.Petersburg-Clearwater, FL	18,614,642	940,977	2.12	1.66	43,613
10	Brevard	Palm Bay-Melbourne-Titusville, FL	8,648,674	529,656	11.22	11.54	46,815

	Aggregate: Entire State of Florida				12.16	12.35	45,531

	County	MSA	HH Income Change 2000-2005 (%)	Projected HH Income Change 2005-2010 (%)	Projected Economic Indicator Change 2005-2010 (%)	Projected Economic Indicator Change 2005-2010 ($M)

1	Miami-Dade	Miami-Fort Lauderdale-Miami Beach, FL	18.18	18.59	28.22	29,252
2	Palm Beach	Miami-Fort Lauderdale-Miami Beach, FL	18.83	18.73	34.76	23,827
3	Broward	Miami-Fort Lauderdale-Miami Beach, FL	19.38	17.24	26.28	23,262
4	Hillsborough	Tampa-St.Petersburg-Clearwater, FL	17.74	16.29	33.02	18,088
5	Orange	Orlando, FL	16.76	15.20	33.76	16,995
6	Duval	Jacksonville, FL	16.39	14.89	27.60	11,300
7	Lee	Cape Coral-Fort Myers, FL	16.01	15.22	41.09	10,369
8	Collier	Naples-Marco Island, FL	19.17	18.85	49.16	9,034
9	Pinellas	Tampa-St.Petersburg-Clearwater, FL	17.35	16.50	18.43	7,565
10	Brevard	Palm Bay-Melbourne-Titusville, FL	16.74	15.09	28.37	7,035

Aggregate: Entire State of Florida

			17.22	16.04	30.52	15,224

Note: Counties sorted by aggregate economic indicator change. Economic indicator is population multipled by median household income (in millions)

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

30

Florida Demographic Analysis: State Map

[GRAPHIC APPEARS HERE]

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

31

Bancshares of Florida, Inc.

Q &A

NASDAQ: BOFL	[LOGO OF BANCSHARES OF FLORIDA, INC.]

32